Filed Pursuant to Rule 497(e) 1933 Act File No. 002-73468 1940 Act File No. 811-03235

FMI Common Stock Fund, Inc.

September 29, 2009

Supplement to the Prospectus dated January 30, 2009

Fund to be Closed to New Investors

Effective December 31, 2009, the Fund will be closed to new investors. Except as indicated below, after December 31, 2009, only investors of the Fund on December 31, 2009, whether owning shares of record or through a processing intermediary, are eligible to purchase shares of the Fund. Exceptions include:

• Participants in an employee retirement plan for which the Fund is an eligible investment alternative and whose records are maintained by a processing intermediary having an agreement with the Fund in effect on December 31, 2009.

• Clients of a financial adviser or planner who had client assets invested in the Fund on December 31, 2009.

• Employees, officers and directors of the Fund or Fiduciary Management, Inc., the investment adviser to the Fund (referred to as the Adviser), and members of their immediate families (namely, spouses, siblings, parents, children and grandchildren).

• Firms having an existing business relationship with the Adviser, whose investment the officers of the Fund determine, in their sole discretion, would not adversely affect the Adviser’s ability to manage the Fund effectively.

The Fund reserves the right, at any time, to re-open or modify the extent to which the future sales of shares are limited.

The date of this Supplement is September 29, 2009.

Please retain this Supplement for future reference.